EX-7.d.

                                AMENDMENT NO. 1
                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                                     Between

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")
                               Purchase, New York

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")




Effective 12/16/03, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be updated to include a new GMIB option for the retail customers and the table of Guaranteed Purchase Rates, along with other changes. To effect these changes, the following provisions of this Agreement are hereby amended:

     * Article III - EFFECTIVE DATE, TERM, AND TERMINATION, is hereby replaced by the attached Article III.

     * Schedule B-1, CONTRACTS SUBJECT TO THIS REINSURANCE AGREEMENT, is hereby replaced by the attached Schedule B-1.

     * Schedule B-2, SUBACCOUNTS SUBJECT TO THIS REINSURANCE AGREEMENT, is hereby replaced by the attached Schedule B-2.

     * Schedule C-2, LIMITS AND RULES OF THE REINSURER, is hereby replaced by the attached Schedule C-2.

     * Schedule D, QUARTERLY RE PREMIUM RATE BY CONTRACT TYPE AND GMIB TYPE, is hereby replaced by the attached Schedule D.

     * Schedule E-1, DOLLAR CLAIM LIMIT RATE BY CONTRACT TYPE AND GMIB TYPE, is hereby replaced by the attached Schedule E-1.

     * Schedule E-2, FORMULA CLAIM LIMIT RATE BY CONTRACT TYPE AND GMIB TYPE, is hereby replaced by the attached Schedule E-2.

     * Schedule F, REINSURER SHARE OF RISK BY CONTRACT TYPE AND GMIB TYPE, is hereby replaced by the attached Schedule F.

     * Schedule I, CALCULATION OF ADJUSTED GMIB CLAIM, is hereby replaced by the attached Schedule I.


Jackson National Life Insurance Company

By  LISA C. DRAKE                                    Attest  AMY IRISH
    -------------                                            ---------

Title  SVP & Chief Actuary                           Title  Reinsurance Manager
       -------------------                                  -------------------

Date  Dec. 24, 2003                                  Date  Dec. 23, 2003
      -------------                                        -------------


ACE Tempest Life Reinsurance Ltd.

By  ARI LINDER                                       Attest  HUAN TSENG
    ----------                                               ----------

Title  SVP AND CHIEF LIFE OFFICER                    Title  HUAN TSENG
       --------------------------                           ----------

Date  DEC. 16, 2003                                  Date  DEC. 16. 2003
      -------------                                        -------------

ARTICLE III  -  EFFECTIVE DATE, TERM AND TERMINATION

A. This Agreement covers individual ANNUITY CONTRACTs issued by the CEDING COMPANY that:

     (i)  are among the CONTRACT TYPES identified by form in Schedule B-1;

     (ii) have accounts invested in the investment funds listed in Schedule B-2;

     (iii) are issued on and after the EFFECTIVE DATE and prior to the date this Agreement terminates for new ACTIVE CONTRACTS;

     (iv) are issued within the limits and rules described in Schedule C-1 and C-2;

     (v) are in compliance with all of the other terms and provisions of this Agreement;

     (vi) have elected to purchase the Guaranteed Minimum Income Benefit, as described in Schedule A; and

     (vii) are ACTIVE CONTRACTS.

     The Agreement remains effective for ACTIVE CONTRACTS subject to the terms and conditions of this Agreement, through the TERMINATION DATE, unless terminated pursuant to the paragraphs listed below.

B. This Agreement will terminate for new ACTIVE CONTRACTS issued by the CEDING COMPANY on the earlier of (i) [REDACTED] or (ii) the date that cumulative RETAIL ANNUITY PREMIUMS exceed the limits provided in Schedule C-2, Paragraph 4.

C. This Agreement will terminate with respect to each ACTIVE CONTRACT subject to it, as of the last date of the REINSURANCE TERM for each ACTIVE CONTRACT.

D. The CEDING COMPANY shall have the option of terminating this Agreement for new business, existing business, or both, by giving ninety (90) days advance notice to the REINSURER, after the occurrence of any of the following:

     1. REINSURER's Standard and Poor's Rating is reduced to a "BBB" or lower. REINSURER must report any adverse change in Standard and Poor's Rating to CEDING COMPANY within fifteen (15) days of the change. Any notice of termination given by the CEDING COMPANY due to such rating reduction shall be deemed withdrawn if REINSURER'S Standard and Poor's Rating is restored to a level higher than "BBB" during the 90 day notice period.;

     2. An order is entered appointing a receiver, conservator or trustee for management of REINSURER or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of REINSURER;

     3. REINSURER's U.S. GAAP surplus position is reduced to 75% or less of its U.S. GAAP surplus position as of December 31, 2002. The REINSURER must report such a reduction within fifteen (15) days after it occurs. The REINSURER's surplus position as of December 31, 2000 is provided in Schedule H. Any notice of termination given by the CEDING COMPANY due to such surplus reduction shall be deemed withdrawn if REINSURER'S U.S. GAAP surplus position is restored to a level higher than 75% of its U.S. GAAP surplus position as of December 31, 2002 during the 90 day notice period.

E. The REINSURER shall have the option of terminating this Agreement for new business, existing business or both by giving ninety (90) days advance written notice to the CEDING COMPANY after the occurrence of any of the following:

     1. The CEDING COMPANY fails to provide timely submissions of all material data required to be provided in accordance with Schedule G, provided that the REINSURER's notice of termination identifies whether new contracts, existing contracts or both will be terminated and provided further that the REINSURER's notice of termination shall be deemed withdrawn if the CEDING COMPANY, within 90 days after the date the REINSURER's notice of termination is given, provides to the REINSURER all data submissions then in arrears.

     2. The CEDING COMPANY fails to pay a premium due on or before the REMITTANCE DATE. In the event that a premium due is not paid by the REMITTANCE DATE, the REINSURER shall have the right to terminate this agreement by giving ninety (90) days advance notice of termination to the CEDING COMPANY. If all premiums in default and interest in accordance with Article III, Paragraph F are received by the REINSURER within the ninety (90) day notice period, the Agreement will remain in effect and the notice of termination deemed withdrawn. As of the close of the last day of the ninety (90) day notice period, the REINSURER'S liability for all risks reinsured associated with the defaulted premiums under this Agreement will terminate.

F. Except as otherwise provided herein, upon termination of this Agreement for existing business, REINSURER shall have no reinsurance liability with respect to any ANNUITY CONTRACT. Notwithstanding termination of reinsurance as provided herein, the REINSURER shall continue to be liable to the CEDING COMPANY for all unpaid ADJUSTED GMIB CLAIMS arising as a result of a GMIB EXERCISE of an ACTIVE CONTRACT made prior to the date this Agreement is terminated, and the CEDING COMPANY shall continue to be liable to the REINSURER for all unpaid QUARTERLY REINSURANCE PREMIUMS earned by the REINSURER, under this Agreement until the date the Agreement is terminated. Any net amounts due from either party after termination are subject to a daily interest charge from the REMITTANCE DATE until the date paid. The daily interest rate is equal to 1/365 times the sum of (1) the 3 month LIBOR rate on the preceding MONTHLY VALUATION DATE, as published in the Wall Street Journal, and (2) 1.00%.

                                  SCHEDULE B-1

             ANNUITY CONTRACTS Subject to this Reinsurance Agreement


     Perspective II

          o VA202-1 is an individual flexible Premium variable and fixed annuity. VA250NY replaced VA202-1 effective 9/22/2003. o This product has two Contract options:
          o    Separate Account Investment Division option; and
          o    Fixed Account Option.


     A)   Separate Account Investment Division Option

          o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

          o    JNL/NY Separate Account I is used for this Contract.

          o    The   Separate   Account   invests   in  shares  of  one  of  the
               corresponding Funds of the underlying fund of the JNL Series Trust and JNL/NY Variable Fund I LLC (see Schedule B-2).


         B) Optional Benefits
         Form Number                    Policy Description
         7340NY                         Death Benefit Option (Highest Anniversary Value)
         7349NY                         Additional Free Withdrawal 20% of Premium
         7343NY                         Shortened W/D Charge Period (5 year)
         7343NY 04/03                   Shortened W/D Charge Period (5 year)
         7429NY                         Shortened W/D Charge Period (3 year)
         7346NY                         Premium Credit (4%)
         7348NY                         Premium Credit (2%)
         7348NY 04/03                   Premium Credit (2%)
         7352NY                         Premium Credit (3%)
         7344NY 03/03                   Guaranteed Minimum Income Benefit (6% Roll-up)
         7365NY 03/03                   Guaranteed Minimum Income Benefit (6% Roll-up)
         7452NY                         Guaranteed Minimum Income Benefit (5% Roll-up)

     Perspective Focus (Available prior to 10/24/2003)

          o VA260NY is an individual flexible Premium variable and fixed annuity
          o    This product has two Contract options:
               o    Separate Account Investment Division option; and
               o    Fixed Account Option

     A)   Separate Account Investment Division Option

          This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account. JNL/NY Separate Account I is used for this Contract. The Separate Account invests in shares of one of the corresponding Funds of the underlying fund of the JNL Series Trust and JNL/NY Variable Fund I LLC (see Schedule B-2).

         B) Optional Benefits
         Form Number                    Policy Description
         7362NY                         Death Benefit Option (MAV)
         7364NY                         Premium Credit (2%)
         7365NY                         Guaranteed Minimum Income Benefit



Schedule B-1 Amendment No. 1 -  NY

                                  SCHEDULE B-2

                Subaccounts Subject to this Reinsurance Agreement

JNL SERIES TRUST and JNL VARIABLE FUND LLC

JNL/Alger Growth Fund
JNL/Alliance Capital Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/Janus Aggressive Growth Fund
JNL/Janus Balanced Fund
JNL/Janus Capital Growth Fund
JNL/Putnam Equity Fund
JNL/Putnam International Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/S&P Conservative Growth Fund I
JNL/S&P Moderate Growth Fund I
JNL/S&P Aggressive Growth Fund I
JNL/S&P Very Aggressive Growth Fund I
JNL/S&P Equity Growth Fund I
JNL/S&P Equity Aggressive Growth Fund I
JNL/PPM America Balanced Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Money Market Fund
JNL/PPM America Value Fund
JNL/Salomon Brothers Global Bond Fund
JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/AIM Premier Equity II Fund
JNL/AIM Small Cap Growth Fund
JNL/AIM Large Cap Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/Lazard Small Cap Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Curian S&P 500 Index Fund, formerly Mellon Capital Management prior to
  12/15/2003
JNL/Curian S&P 400 Mid Cap Index Fund, formerly Mellon Capital
  Management(prior to 12/15/2003
JNL/Curian Small Cap Index Fund, formerly Mellon Capital Management prior to
  12/15/2003
Mellon Capital Management/JNL International Index Fund
Mellon Capital Management/JNL Bond Index Fund
JNL/Curian Enhanced S&P 500 Stock Index Fund, formerly JPMorgan/JNL prior to
  12/15/2003
JPMorgan/JNL International Value Fund
S&P/JNL Core Index 100 Fund *
S&P/JNL Core Index 50 Fund *
S&P/JNL Core Index 75 Fund *

*These will not be offered as underlying funds to the S&P/JNL I Series.

JNL/Janus Global Equities Fund -The Janus/JNL Global Equities Fund (the "Fund") is not available through a division as an investment option and is not available as an underlying fund to the S&P/JNL Core Index 50 Fund and the S&P/JNL Core Index 75 Fund. However, the Fund is available as an underlying fund of the S&P/JNL Conservative Growth Fund I, the S&P/JNL Moderate Growth Fund I, the S&P/JNL Aggressive Growth Fund I, the S&P/JNL Very Aggressive Growth Fund I, the S&P/JNL Equity Growth Fund I and the S&P/JNL Equity Aggressive Growth Fund I.


JNL/Curian The Dowsm Target 10 Fund, formerly First Trust/JNL The Dowsm Target
  10 Fund (prior to 12/15/2003)
JNL/Curian S&P Target (R) 10 Fund, formerly First Trust/JNL S&P Target (R) 10
  Fund (prior to 12/15/2003)
JNL/Curian Global Target 15 Fund, formerly First Trust/JNL Global Target 15 Fund
  (prior to 12/15/2003)
JNL/Curian Target Small Cap Fund, formerly First Trust/JNL Target Small Cap
  Fund (prior to 12/15/2003)
JNL/Curian First Trust/JNL Target 25 Fund, formerly First Trust/JNL Target 25
  Fund (prior to 12/15/2003)
JNL/Curian Communications Sector Fund
JNL/Curian Consumer Brands Sector Fund
JNL/Curian Energy Sector Fund
JNL/Curian Financial Sector Fund
JNL/Curian Pharmaceutical/Healthcare Sector Fund
JNL/Curian Technology Sector Fund


FIXED SUBACCOUNTS

Jackson National Life Insurance Company General Account:

Perspective II
Guaranteed One Year Fixed
Guaranteed Three Year Fixed
Guaranteed Five Year Fixed
Guaranteed Seven Year Fixed
Guaranteed One Year - 12 month DCA
Guaranteed One Year - 6 Month DCA (available prior to 9/23/2003)

Perspective Focus
Guaranteed One Year Fixed
Guaranteed Three Year Fixed
Guaranteed One Year - 12 month DCA


Schedule B-2 Amendment No. 1 - NY

                                  SCHEDULE C-2

                        Limits and Rules of the REINSURER


1) The maximum RETAIL ANNUITY PREMIUM made under any ANNUITY CONTRACT without REINSURER approval is [REDACTED].

2) The REINSURER's liability cannot be increased as a result of CEDING COMPANY's actions with respect to contested claims.

3) The REINSURER will not be liable for extracontractual damages (whether they constitute compensatory damages, statutory penalties, exemplary or punitive damages) which are awarded against the CEDING COMPANY.

4) The REINSURER's liability to accept new business hereunder could end before [REDACTED] . The REINSURER's liability to accept new business hereunder will end on the BUSINESS DAY when the cumulative RETAIL ANNUITY PREMIUMS for the ACTIVE CONTRACTS exceed [REDACTED], unless extended by mutual written agreement. RETAIL ANNUITY PREMIUMS paid on an ACTIVE CONTRACTS subsequent to the date on which the REINSURER's liability to accept new business ends are not included when calculating the limits provided in this Paragraph.

5) A contract where a spousal continuation occurs will be subject to this Agreement and not characterized as new business as described in paragraph 4 of this section.





Schedule C-2 Amendment No. 1 -  NY

                                   SCHEDULE D

            QUARTERLY RE PREMIUM RATE by CONTRACT TYPE and GMIB TYPE

The Premium rate for reinsurance, subject to the terms and conditions of this Agreement, are guaranteed while the reinsurance coverage is in effect. Issue ages are based on age last birthday. The premium rate varies by issue date.


CONTRACT TYPES:
       Perspective II, Perspective Focus

GMIB TYPES:
       Form numbers 7344NY 03/03, 7365NY, 7365NY 03/03, and 7452NY


ANNUITY CONTRACTS issued before 5/1/2004

ISSUE AGE              RATE
---------              ----
All                 [REDACTED]

ANNUITY CONTRACTS issued 5/1/2004 and after

ISSUE AGE              RATE
---------              ----
All                 [REDACTED]




Schedule D Amendment No. 1 -  NY

                                  SCHEDULE E-1

             DOLLAR CLAIM LIMIT RATE by CONTRACT TYPE and GMIB TYPE



CONTRACT TYPES:
       Perspective II, Perspective Focus

GMIB TYPES:
       Form numbers 7344NY 03/03, 7365NY, 7365NY 03/03, and 7452NY

ISSUE AGE              RATE
---------              ----
All                 [REDACTED]






Schedule E-1 Amendment No. 1 -  NY

                                  SCHEDULE E-2

             FORMULA CLAIM LIMIT RATE by CONTRACT TYPE and GMIB TYPE

The FORMULA CLAIM LIMIT RATE is calculated for each ANNUITY CONTRACT on all MONTHLY VALUATION DATES prior to the ANNUITY CONTRACT's eligibility to annuitize under the GMIB TYPE.


CONTRACT TYPES:
       Perspective II, Perspective Focus

GMIB TYPES:
       Form numbers 7344NY 03/03, 7365NY, 7365NY 03/03, and 7452NY

ISSUE AGE                RATE
---------                ----
All                   [REDACTED]




Schedule E-2 Amendment No. 1 -  NY

                                   SCHEDULE F

             REINSURER Share of Risk by CONTRACT TYPE and GMIB TYPE


For each ANNUITY CONTRACT with RETAIL ANNUITY PREMIUM no greater than [REDACTED], the REINSURER liability will be based on the share of risk from the tables below.

For each ANNUITY CONTRACT with aggregate RETAIL ANNUITY PREMIUM in excess of [REDACTED], the REINSURER's liability equals [REDACTED] divided by aggregate retail annuity premiums}, times the share of risk from the tables below.


GMIB TYPES:
       Form numbers 7344NY 03/03, 7365NY, 7365NY 03/03, and 7452NY

CONTRACT TYPE                     SHARE OF RISK
-------------                     -------------
Perspective II                         [REDACTED]
Perspective Focus                      [REDACTED]






Schedule F Amendment No. 1 -  NY

                                   SCHEDULE I

                       Calculation of ADJUSTED GMIB CLAIM


A. Income Benefit Net Amount at Risk (IBNARt)

The IBNARt for each ANNUITY CONTRACT reinsured hereunder in calendar year t shall be equal to the following:

IBNARt = [REDACTED]
where:

RGIBt is the REINSURED GMIB INCOME BASE, and RAVt is the REINSURED ACCOUNT VALUE, both as defined in Article I, calculated on the ANNUITY CONTRACT's anniversary in calendar year t.

GAPRt is the Guaranteed Annuity Purchase Rate (monthly income per $1000 of
RGIB), calculated on the ANNUITY CONTRACT's anniversary in year t, using the following assumptions:
Mortality Table         Annuity2000
Age Setback             10 years
Mortality Improvement:  None
Interest Rate:          2.5% all years
Age:                    Age Last Birthday on exercise date
Annuity Form:           Life contingent, not to exceed 10-year certain
Annuity Load:           2.0% used in table shown in paragraph D.

CAPRt is the Current Annuity Purchase Rate (monthly income per $1000 of RGIB), calculated on the ANNUITY CONTRACT's anniversary in calendar year t, using the following assumptions:
Mortality Table         Annuity2000
Age Setback             None
Mortality Improvement:  Scale G (1995TSA)
Interest Rate:          The yield on the most recently auctioned 10-year
                        Treasury Security, as posted in the Wall Street Journal,
                        at the beginning of the month in which exercise occurs,
                        plus 75 bps
Age:                    Age Last Birthday on exercise date
Annuity Form:           Life contingent, not to exceed 10-year certain

The impact of premium taxes, commissions, other expenses, and gender on the calculation of GAPRt and CAPRt will be applied on a consistent basis.

The monthly income calculated from CAPRt is for reinsurance purposes only, and the CEDING COMPANY may use other approaches with retail customers.

B. Annual Annuitization Limit Ratio (AALRatiot)

The AALRatiot for calendar year t shall be equal to the following:

AALRatiot = [REDACTED]
where:

ExercisedRGIBt is the sum of the REINSURED GMIB INCOME BASE for each ACTIVE CONTRACT that terminates in calendar year t through a GMIB EXERCISE, measured on the ACTIVE CONTRACT's anniversary during calendar year t.

EligibleRGIBt is the sum of the REINSURED GMIB INCOME BASE for each ACTIVE CONTRACT that has been reinsured hereunder for at least 120 months, measured on the earlier of the ACTIVE CONTRACT's anniversary during calendar year t, or the date that the ACTIVE CONTRACT terminates during calendar year t.

C. ADJUSTED GMIB CLAIM (AdjGMIBt)

The ADJUSTED GMIB CLAIM for each ANNUITY CONTRACT that terminates in calendar year t through a GMIB EXERCISE shall be equal to the following:

AdjGMIBt = [REDACTED]

D. GUARANTEED ANNUITY PURCHASE RATES TABLES

The following table contains the Guaranteed Annuity Purchase Rates for both "life only" and "life with 10-year certain" annuitization payout options for attained ages 40 through 99. Values shown are the monthly income amounts per $1,000 applied. The purchase rates for other ages and options are to be calculated in a consistent manner.



[TABLE REDACTED]



Schedule I Amendment No. 1 - NY

                                AMENDMENT NO. 3
                                     TO THE

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                                     Between

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")
                               Purchase, New York

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Effective October 4, 2004, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to add a new contract form to replace the current one, to add a new endorsement form for a 4% premium credit and to update the available fund offerings. To effect these changes, the following provisions of this Agreement are hereby amended:

|X| Schedule B-1, CONTRACTS SUBJECT TO THIS REINSURANCE AGREEMENT, is hereby replaced by the attached Schedule B-1.

|X| Schedule B-2, SUBACCOUNTS SUBJECT TO THE REINSURANCE AGREEMENT, is hereby replaced by the attached Schedule B-2.


Jackson National Life Insurance Company of New York

By  LISA C. DRAKE                                    Attest  ELLEN R. FEDOROWICZ
    -------------                                            -------------------

Name  LISA C. DRAKE                                  Name  ELLEN R. FEDOROWICZ
      -------------                                        -------------------

Title  SVP & CHIEF ACTUARY                           Title  REINSURANCE MANAGER
       -------------------                                  -------------------

Date  12/21/04                                       Date  12/21/2004
      --------                                             ----------


ACE Tempest Life Reinsurance Ltd.

By  ARI LINDER                                       Attest  HUAN TSENG
    ----------                                               ----------

Name  ARI LINDER                                     Name  HUAN TSENG
      ----------                                           ----------

Title  SVP AND CHIEF LIFE OFFICER                    Title  VP AND LIFE ACTUARY
       --------------------------                           -------------------

Date  DEC. 13, 2004                                  Date  DEC. 13, 2004
      -------------                                        -------------

                                  SCHEDULE B-1

             ANNUITY CONTRACTS Subject to this Reinsurance Agreement


         Perspective II

          o VA202-1 is an individual flexible Premium variable and fixed annuity.
               VA202-1 9/03 replaced VA202-1, effective 9/22/2003.
               VA250NY replaced VA202-1 9/03.
               VA250NY 05/04 replaced VA250NY effective 5/3/2004. VA220NY replaced VA250NY 05/04 effective 10/4/2004.

          o    This product has two Contract options:

                    o    Separate Account Investment Division option; and

                    o    Fixed Account Option.


         A) Separate Account Investment Division Option

          o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

          o    JNLNY Separate Account I is used for this Contract.

          o The Separate Account invests in shares of one of the corresponding Funds of the underlying fund of the JNL Series Trust, JNL Variable Fund LLC, and JNLNY Variable Fund I LLC (see Schedule B-2).

         B) Optional Benefits
         Form Number            Policy Description
         7340NY                 Death Benefit Option (Highest Anniversary Value)
         7349NY                 Additional Free Withdrawal 20% of Premium
         7349NY 04/03           Additional Free Withdrawal 20% of Premium
         7343NY                 Shortened W/D Charge Period (5 year)
         7343NY 04/03           Shortened W/D Charge Period (5 year)
         7429NY                 Shortened W/D Charge Period (3 year)
         7346NY 05/04           Premium Credit (4%)
         7348NY                 Premium Credit (2%)
         7348NY 08/03           Premium Credit (2%)
         7352NY                 Premium Credit (3%)
         7352NY 08/03           Premium Credit (3%)
         7344NY 03/03           Guaranteed Minimum Income Benefit (6% Roll-up)
         7365NY 03/03           Guaranteed Minimum Income Benefit (6% Roll-up)
         7452NY                 Guaranteed Minimum Income Benefit (5% Roll-up) -
                                Effective 5/3/2004
         7470NY                 Death Benefit Option (Highest Anniversary Value)

         Perspective Focus  (Available prior to 10/24/2003)

          o VA260NY is an individual flexible Premium variable and fixed annuity

          o    This product has two Contract options:

               o    Separate Account Investment Division option; and

               o    Fixed Account Option

         A) Separate Account Investment Division Option

         This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
         JNLNY Separate Account I is used for this Contract.
         The Separate Account invests in shares of one of the corresponding Funds of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC, (see Schedule B-2).

         B) Optional Benefits
         Form Number       Policy Description
         7362NY            Death Benefit Option (MAV)
         7364NY            Premium Credit (2%)
         7365NY            Guaranteed Minimum Income Benefit (6% Roll-up)
         7381NY            Reduced Administration Charge Endorsement



SCHEDULE B-1 AMENDMENT NO. 3 -  NY


                                                     SCHEDULE B-2

                                   Subaccounts Subject to this Reinsurance Agreement

---------------------------------------------------------------- -------------------------------------------------------------------
FUND NAME                                                        COMMENT
---------------------------------------------------------------- -------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/AIM Large Cap Growth Fund                                    2/18/2004 merged with JNL/AIM Premier Equity II Fund
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/AIM Small Cap Growth Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Alger Growth Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Alliance Capital Growth Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Eagle Core Equity Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Eagle SmallCap Equity Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/FMR Balanced Fund                                            Subadvisor changed from Janus on 2/18/04
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/FMR Capital Growth Fund                                      Subadvisor changed from Janus on 2/18/04
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/JPMorgan International Value Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Lazard Mid Cap Value Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Lazard Small Cap Value Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/ Mellon Capital Management 25 Fund                           Subadvisor changed from Curian effective 2/18/04
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Mellon Capital Management Bond Index Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/ Mellon Capital Management Communications Sector Fund        Subadvisor changed from Curian effective 2/18/04
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/ Mellon Capital Management Consumer Brands Sector Fund       Subadvisor changed from Curian effective 2/18/04
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/ Mellon Capital Management Energy Sector Fund                Subadvisor changed from Curian effective 2/18/04
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund  Subadvisor was Curian between 12/15/03 and 2/18/04 and JPMorgan prior to 12/15/03
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/ Mellon Capital Management Financial Sector Fund             Subadvisor changed from Curian effective 2/18/04
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/ Mellon Capital Management Global 15 Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Mellon Capital Management International Index Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/ Mellon Capital Management JNL 5 Fund                        Effective 10/4/04
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/ Mellon Capital Management Pharmaceutical/Healthcare Sector  Subadvisor changed from Curian effective 2/18/04
Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund          Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon
                                                                 Capital Management prior to 12/15/03
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Mellon Capital Management S&P 500 Index Fund                 Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon
                                                                 Capital Management prior to 12/15/03
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/ Mellon Capital Management Select Small-Cap Fund             Subadvisor changed from Curian effective 2/18/04
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Mellon Capital Management Small Cap Index Fund               Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon
                                                                 Capital Management prior to 12/15/03
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/ Mellon Capital Management Technology Sector Fund            Subadvisor changed from Curian effective 2/18/04
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/ Mellon Capital Management The Dowsm 10 Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/ Mellon Capital Management The S&P(R) 10 Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/ Mellon Capital Management VIP Fund                          Effective 10/4/2004
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/ Mellon Capital NASDAQ(R) 15 Fund                            Effective 10/4/2004
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/ Mellon Capital Value Line(R) 25 Fund                        Effective 10/4/2004
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Oppenheimer Global Growth Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Oppenheimer Growth Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/PIMCO Total Return Bond Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Putnam Equity Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Putnam International Equity Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Putnam Midcap Growth Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Putnam Value Equity Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/S&P  Managed Growth Fund                                     Prior to 10/4/04 named JNL/S&P Moderate Growth Fund I. On 10/4/04 merged with JNL/S&P Core Index 100 Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/S&P Managed Aggressive Growth Fund                           Prior to 10/4/04 named JNL/S&P Aggressive Growth Fund I. On 10/4/04 merged with JNL/S&P Equity Growth Fund I, JNL/S&P Equity Aggressive
                                                                 Growth Fund I,  JNL/S&P Very Aggressive Growth Fund I, JNL/S&P Core
                                                                 Index 50 Fund, and JNL/S&P Core Index 75 Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/S&P Managed Conservative Fund                                Effective 10/4/04
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/S&P Managed Moderate Fund                                    Effective 10/4/04
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/S&P Managed Moderate Growth Fund                             Prior to 10/4/04 named JNL/S&P Conservative Growth Fund I
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Salomon Brothers High Yield Bond Fund                        Effective 10/4/04. JNL/PPM America High Yield Bond Fund was merged into this on 10/4/04
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Salomon Brothers Strategic Bond Fund                         Formerly JNL/Salomon Brothers Global Bond Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Select Balanced Fund                                         Prior to 10/4/04 named JNL/PPM America Balanced Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Select Global Growth Fund                                    Formerly JNL/Janus Global Equities Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Select Large Cap Growth Fund                                 Formerly JNL/Janus Aggressive Growth Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Select Money Market Fund                                     Prior to 10/4/04 named JNL/PPM America Money Market Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/Select Value Fund                                            Prior to 10/4/04 named PPM JNL/PPM America Value Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/T. Rowe Price Established Growth Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
JNL/T. Rowe Price Value Fund
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------

---------------------------------------------------------------- -------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL GENERAL ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
Guaranteed Five Year Fixed
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
Guaranteed One Year Fixed
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
Guaranteed Seven Year Fixed
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
Guaranteed Three Year Fixed
---------------------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
S&P 500 Composite Stock Price Index - 9 Year Period              Only available prior to 10/4/04
---------------------------------------------------------------- -------------------------------------------------------------------

-------------------------
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Perspective II
-------------------------


SCHEDULE B-2 AMENDMENT NO. 3 -  NY

                                AMENDMENT NO. 4
                                     TO THE

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                                     Between

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")
                               Purchase, New York

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

As of the effective dates shown, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to close the treaty for new business effective [REDACTED], to change the reserve section to mirror that of the 2005 treaty as of [REDACTED], and to reflect the addition of new funds effective 5/2/2005. To effect these changes, the following provisions of this Agreement are hereby amended:

     * Article III - EFFECTIVE DATE, TERM, AND TERMINATION, Amendment No. 1, is hereby replaced by the attached Article III.

     *    Article VII - RESERVES,  is hereby  replaced by the  attached  Article
          VII.

     * Schedule B-2, SUBACCOUNTS SUBJECT TO THE REINSURANCE AGREEMENT, Amendment No. 3, is hereby replaced by the attached Schedule B-2.

     * Schedule C-2, LIMITS AND RULES OF THE REINSURER, Amendment No. 1, is hereby replaced by the attached Schedule C-2.



Jackson National Life Insurance Company     ACE Tempest Life Reinsurance Ltd.

By  LISA C. DRAKE                           By  ARI LINDER
    -------------                               ----------

Name  LISA C. DRAKE                         Name  ARI LINDER
      -------------                               ----------

Title  SVP & CHIEF ACTUARY                  Title  PRESIDENT
       -------------------                         ---------

Date  SEPT. 16, 2005                        Date  SEPT. 2, 2005
      --------------                              -------------



JNL ACE TREATY AMENDMENT NO. 4 - NY

ARTICLE III  -  EFFECTIVE DATE, TERM AND TERMINATION

A. This Agreement covers individual ANNUITY CONTRACTs issued by the CEDING COMPANY that:

     (i)  are among the CONTRACT TYPES identified by form in Schedule B-1;

     (ii) have accounts invested in the investment funds listed in Schedule B-2;

     (iii) are issued on and after the EFFECTIVE DATE and prior to the date this Agreement terminates for new ACTIVE CONTRACTS;

     (iv) are issued within the limits and rules described in Schedule C-1 and C-2;

     (v) are in compliance with all of the other terms and provisions of this Agreement;

     (vi) have elected to purchase the Guaranteed Minimum Income Benefit, as described in Schedule A; and

     (vii) are ACTIVE CONTRACTS.

     The Agreement remains effective for ACTIVE CONTRACTS subject to the terms and conditions of this Agreement, through the TERMINATION DATE, unless terminated pursuant to the paragraphs listed below.

B. This Agreement will terminate for new ACTIVE CONTRACTS issued by the CEDING COMPANY on the earlier of (i) [REDACTED] or (ii) the date that cumulative RETAIL ANNUITY PREMIUMS exceed the limits provided in Schedule C-2, Paragraph 4.

C. This Agreement will terminate with respect to each ACTIVE CONTRACT subject to it, as of the last date of the REINSURANCE TERM for each ACTIVE CONTRACT.

D. The CEDING COMPANY shall have the option of terminating this Agreement for new business, existing business, or both, by giving ninety (90) days advance notice to the REINSURER, after the occurrence of any of the following:

     1. REINSURER's Standard and Poor's Rating is reduced to a "BBB" or lower. REINSURER must report any adverse change in Standard and Poor's Rating to CEDING COMPANY within fifteen (15) days of the change. Any notice of termination given by the CEDING COMPANY due to such rating reduction shall be deemed withdrawn if REINSURER'S Standard and Poor's Rating is restored to a level higher than "BBB" during the 90 day notice period.;

     2. An order is entered appointing a receiver, conservator or trustee for management of REINSURER or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of REINSURER;

     3. REINSURER's U.S. GAAP surplus position is reduced to 75% or less of its U.S. GAAP surplus position as of December 31, 2002. The REINSURER must report such a reduction within fifteen (15) days after it occurs. The REINSURER's surplus position as of December 31, 2000 is provided in Schedule H. Any notice of termination given by the CEDING COMPANY due to such surplus reduction shall be deemed withdrawn if REINSURER'S U.S. GAAP surplus position is restored to a level higher than 75% of its U.S. GAAP surplus position as of December 31, 2002 during the 90 day notice period.

E. The REINSURER shall have the option of terminating this Agreement for new business, existing business or both by giving ninety (90) days advance written notice to the CEDING COMPANY after the occurrence of any of the following:

     1. The CEDING COMPANY fails to provide timely submissions of all material data required to be provided in accordance with Schedule G, provided that the REINSURER's notice of termination identifies whether new contracts, existing contracts or both will be terminated and provided further that the REINSURER's notice of termination shall be deemed withdrawn if the CEDING COMPANY, within 90 days after the date the REINSURER's notice of termination is given, provides to the REINSURER all data submissions then in arrears.

     2. The CEDING COMPANY fails to pay a premium due on or before the REMITTANCE DATE. In the event that a premium due is not paid by the REMITTANCE DATE, the REINSURER shall have the right to terminate this agreement by giving ninety (90) days advance notice of termination to the CEDING COMPANY. If all premiums in default and interest in accordance with Article III, Paragraph F are received by the REINSURER within the ninety (90) day notice period, the Agreement will remain in effect and the notice of termination deemed withdrawn. As of the close of the last day of the ninety (90) day notice period, the REINSURER'S liability for all risks reinsured associated with the defaulted premiums under this Agreement will terminate.

F. Except as otherwise provided herein, upon termination of this Agreement for existing business, REINSURER shall have no reinsurance liability with respect to any ANNUITY CONTRACT. Notwithstanding termination of reinsurance as provided herein, the REINSURER shall continue to be liable to the CEDING COMPANY for all unpaid ADJUSTED GMIB CLAIMS arising as a result of a GMIB EXERCISE of an ACTIVE CONTRACT made prior to the date this Agreement is terminated, and the CEDING COMPANY shall continue to be liable to the REINSURER for all unpaid QUARTERLY REINSURANCE PREMIUMS earned by the REINSURER, under this Agreement until the date the Agreement is terminated. Any net amounts due from either party after termination are subject to a daily interest charge from the REMITTANCE DATE until the date paid. The daily interest rate is equal to 1/365 times the sum of (1) the 3 month LIBOR rate on the preceding MONTHLY VALUATION DATE, as published in the Wall Street Journal, and (2) 1.00%.


ARTICLE III  AMENDMENT NO. 4 - NY

ARTICLE VII - RESERVES

It is the intention of both the REINSURER and the CEDING COMPANY that the CEDING COMPANY qualifies for reinsurance credit in the state of New York for reinsurance ceded hereunder. As a non-authorized reinsurer in New York, REINSURER shall comply with all applicable laws and regulations, including the New York Insurance Law relating to reinsurance credit for non-authorized reinsurers, as promulgated in New York's statutes on the EFFECTIVE DATE of this Agreement.

The amount of reinsurance credit will be determined based on applicable regulations at the time of calculation but may not materially exceed the level of reserves calculated in accordance with the proposed Actuarial Guideline VACARVM as of the March 1, 2005.

A. It is agreed that when the CEDING COMPANY establishes statutorily required reserves for future ADJUSTED GMIB CLAIMs covered hereunder, as required by law, the CEDING COMPANY will forward to the REINSURER a statement showing such reserves. The REINSURER agrees to secure its share of such reserves with:


     1. Clean, irrevocable and unconditional letters of credit meeting the requirements of New York Insurance Department Regulation 133 (N.Y. COMP.CODES R. & REGS. tit. 11 section 79.5 (2003) ("Letters of Credit" or, in the singular, "Letter of Credit"); and/or

     2. A trust account established pursuant to a trust agreement meeting the requirements of New York Insurance Department Regulation 114 (N.Y. COMP.CODES R. & REGS. tit.11 section 126 (2003) (the "Trust Account").


B. At regular intervals, at least annually but never more frequently than quarterly, the CEDING COMPANY shall prepare a specific statement of the REINSURER's obligations in respect of future ADJUSTED GMIB CLAIMs, for the purpose of amending the Letter(s) of Credit and/or adjusting the amount held in the Trust Account, as applicable. The purpose of any such amendment is to ensure that the aggregate security provided by Letter(s) of Credit and/or the Trust Account, as applicable, is not less than the amount required to fund the REINSURER'S share of obligations in respect of future ADJUSTED GMIB CLAIMS.


C. If the statement described in Paragraph B of this Article shows that an amount equal to 95% of the REINSURER's obligations in respect of future ADJUSTED GMIB CLAIMs exceeds the sum of the balance of credit available under the Letter(s) of Credit as of the statement date plus the value of the Trust Account as of such date, the REINSURER shall, within thirty (30) calendar days after receipt of notice of such excess, secure delivery to the CEDING COMPANY of an amendment to the Letter(s) of Credit increasing the amount of credit, and/or deposit additional assets into the Trust Account, by an aggregate amount of such difference.


D. If the statement described in Paragraph B of this Article shows that an amount equal to 105% of the REINSURER's obligations in respect of future ADJUSTED GMIB CLAIMs is less than the sum of the balance of credit available under the Letter(s) of Credit as of the statement date plus the value of the Trust Account as of such date, the CEDING COMPANY shall, within thirty (30) calendar days after receipt of written request from the REINSURER, release such excess security by agreeing to secure an amendment to the Letter(s) of Credit reducing the amount of credit available, and/or arrange for a release of assets from the Trust Account, by an aggregate amount equal to the amount by which the balance of credit available exceeds 105% of the REINSURER's obligations in respect of future ADJUSTED GMIB CLAIMs.





ARTICLE VII  AMENDMENT NO. 4 - NY


                                                             SCHEDULE B-2

                                           Subaccounts Subject to this Reinsurance Agreement

----------------------------------------------------------- ------------------------------------------------------------------------
FUND NAME                                                   COMMENT
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/AIM Large Cap Growth Fund                               2/18/2004 merged with JNL/AIM Premier Equity II Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/AIM Real Estate Fund                                    New 5/2/05
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/AIM Small Cap Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Alger Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------

----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Eagle Core Equity Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Eagle SmallCap Equity Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/FMR Balanced Fund                                       Subadvisor changed from Janus on 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/FMR Capital Growth Fund                                 Subadvisor changed from Janus on 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Franklin Templeton Small Cap Value Fund                 New 5/2/05
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Goldman Sachs Mid Cap Value Fund                        New 5/2/05
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/JPM International Equity Fund                           Named changed from JNL/Putnam International Equity Fund on 5/2/05
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/JPMorgan International Value Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Lazard Mid Cap Value Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Lazard Small Cap Value Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management 25 Fund                      Subadvisor changed from Curian effective 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Bond Index Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Communications Sector Fund    Subadvisor changed from Curian effective 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Consumer Brands Sector Fund   Subadvisor changed from Curian effective 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Oil & Gas Sector Fund         Subadvisor changed from Curian effective 2/18/04.  Name changed from
                                                            JNL/Mellon Capital Mangement Energy Sector Fund on 5/2/05
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index  Subadvisor was Curian between 12/15/03 and 2/18/04 and JPMorgan prior
Fund                                                        to 12/15/03
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Financial Sector Fund         Subadvisor changed from Curian effective 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Global 15 Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management International Index Fund

----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management JNL 5 Fund                    Effective 10/4/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Healthcare Sector Fund        Subadvisor changed from Curian effective 2/18/04.  Name changed from
                                                            JNL/Mellon Capital Mangement Pharmaceutical/Healthcare Sector Fund on
                                                            5/2/05
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 400 MidCap Index          Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital
Fund                                                        Management prior to 12/15/03
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 500 Index Fund            Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital
                                                            Management prior to 12/15/03
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Select Small-Cap Fund        Subadvisor changed from Curian effective 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Small Cap Index Fund          Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital
                                                            Management prior to 12/15/03
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Technology Sector Fund       Subadvisor changed from Curian effective 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management The Dowsm 10 Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management The S&P(R) 10 Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management VIP Fund                      Effective 10/4/2004
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Nasdaq(R) 15 Fund             Effective 10/4/2004
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Value Line(R) 25 Fund         Effective 10/4/2004
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Oppenheimer Global Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Oppenheimer Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Putnam Equity Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------

----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Putnam Midcap Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Putnam Value Equity Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Managed Growth Fund                                 Prior to 10/4/04 named JNL/S&P Moderate Growth Fund I. On 10/4/04 merged with JNL/S&P Core Index 100 Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Managed Aggressive Growth Fund                      Prior to 10/4/04 named JNL/S&P Aggressive Growth Fund I. On 10/4/04 merged with JNL/S&P Equity Growth Fund I, JNL/S&P Equity Aggressive
                                                            Growth Fund I,  JNL/S&P Very Aggressive Growth Fund I, JNL/S&P Core
                                                            Index 50 Fund, and JNL/S&P Core Index 75 Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Managed Conservative Fund                           Effective 10/4/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Managed Moderate Fund                               Effective 10/4/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Managed Moderate Growth Fund                        Prior to 10/4/04 named JNL/S&P Conservative Growth Fund I
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Salomon Brothers High Yield Bond Fund                   Effective 10/4/04. JNL/PPM America High Yield Bond Fund was merged into this on 10/4/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Salomon Brothers Strategic Bond Fund                    Formerly JNL/Salomon Brothers Global Bond Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Select Balanced Fund                                    Prior to 10/4/04 named JNL/PPM America Balanced Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Select Global Growth Fund                               Formerly JNL/Janus Global Equities Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Select Large Cap Growth Fund                            Formerly JNL/Janus Aggressive Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Select Money Market Fund                                Prior to 10/4/04 named JNL/PPM America Money Market Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Select Value Fund                                       Prior to 10/4/04 named PPM JNL/PPM America Value Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/T. Rowe Price Established Growth Fund                   JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05.
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/T. Rowe Price Value Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------

----------------------------------------------------------- ------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL GENERAL ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
Guaranteed Five Year Fixed
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
Guaranteed One Year Fixed
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
Guaranteed Seven Year Fixed
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
Guaranteed Three Year Fixed
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
S&P 500 Composite Stock Price Index - 9 Year Period         Only available prior to 10/4/04
----------------------------------------------------------- ------------------------------------------------------------------------



 -------------------------
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 Perspective II
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SCHEDULE B-2 AMENDMENT NO. 4 - NY

                                  SCHEDULE C-2

                        Limits and Rules of the REINSURER


1) The maximum RETAIL ANNUITY PREMIUM made under any ANNUITY CONTRACT without REINSURER approval is [REDACTED].

2) The REINSURER's liability cannot be increased as a result of CEDING COMPANY's actions with respect to contested claims.

3) The REINSURER will not be liable for extracontractual damages (whether they constitute compensatory damages, statutory penalties, exemplary or punitive damages) which are awarded against the CEDING COMPANY.

4) The REINSURER's liability to accept new business hereunder could end before [Redacted]. The REINSURER's liability to accept new business hereunder will end on the BUSINESS DAY when the cumulative RETAIL ANNUITY PREMIUMS for the ACTIVE CONTRACTS exceed [REDACTED], unless extended by mutual written agreement. RETAIL ANNUITY PREMIUMS paid on an ACTIVE CONTRACTS subsequent to the date on which the REINSURER's liability to accept new business ends are not included when calculating the limits provided in this Paragraph.

5) A contract where a spousal continuation occurs will be subject to this Agreement and not characterized as new business as described in paragraph 4 of this section.





SCHEDULE C-2 AMENDMENT NO. 4 - NY

                                AMENDMENT NO. 5
                                     TO THE

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                                     Between

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")
                               Purchase, New York

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

As of January 17, 2006, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to reflect the correct name of the ceding company and to reflect the addition of new funds. To effect these changes, the following provisions of this Agreement are hereby amended:

     *    Title page is hereby replaced by the attached title page.

     *    Article XVI, NOTICES, is hereby replaced by the attached Article XVI.

     * Schedule B-2, SUBACCOUNTS SUBJECT TO THE REINSURANCE AGREEMENT, Amendment No. 4, is hereby replaced by the attached Schedule B-2.


Jackson National Life Insurance Company       ACE Tempest Life Reinsurance Ltd.
of New York

By  LISA C. DRAKE                             By  HUAN TSENG
    -------------                                 ----------

Name  LISA C. DRAKE                           Name  HUAN TSENG
      -------------                                 ----------

Title  SVP & CHIEF ACTUARY                    Title  VP AND LIFE ACTUARY
       -------------------                           -------------------

Date  1/19/06                                 Date  JAN. 17, 2006
      -------                                       -------------

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT



                   This Agreement is effective January 1, 2003

                                     Between

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
                    (Hereinafter called the "CEDING COMPANY")
                               Purchase, New York

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                      (Hereinafter called the "REINSURER")
                                Hamilton, Bermuda











AMENDMENT NO. 5 - NY

ARTICLE XVI  -  NOTICES

A. All notices required to be given hereunder shall be in writing and shall be deemed delivered if personally delivered, sent via reputable overnight carrier, sent via facsimile with evidence of successful transmission, or dispatched by certified or registered mail, return receipt requested, postage prepaid, addressed to the parties as follows:

     Lisa C. Drake, FSA
     Senior Vice President and Chief Actuary
     Jackson National Life Insurance Company of New York
     2900 Westchester Avenue
     Purchase, New York 10577
     Phone: (888) 965-6569 Fax: (914) 253-9329

     Chief Financial Officer
     ACE Tempest Life Reinsurance Ltd.
     The ACE Building, 30 Woodbourne Avenue
     Hamilton, HM 08  Bermuda
     Phone: (441) 298-9532 Fax: (441) 295-2888

B. Notice shall be deemed given on the date it is received in accordance with the foregoing. Any party may change the person and/or the address to which notices are to be sent by notifying the other party of such change of address in writing in accordance with the foregoing.







ARTICLE XVI AMENDMENT NO. 5 - NY


                                                   SCHEDULE B-2

                                 Subaccounts Subject to this Reinsurance Agreement

----------------------------------------------------------- ------------------------------------------------------------------------
FUND NAME                                                   COMMENT
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/AIM Large Cap Growth Fund                               2/18/2004 merged with JNL/AIM Premier Equity II Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/AIM Real Estate Fund                                    New 5/2/05
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/AIM Small Cap Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Alger Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Eagle Core Equity Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Eagle SmallCap Equity Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/FMR Balanced Fund                                       Subadvisor changed from Janus on 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/FMR Capital Growth Fund                                 Subadvisor changed from Janus on 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Franklin Templeton Small Cap Value Fund                 New 5/2/05
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Goldman Sachs Mid Cap Value Fund                        New 5/2/05
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/JPM International Equity Fund                           Named changed from JNL/Putnam International Equity Fund on 5/2/05
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/JPMorgan International Value Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Lazard Mid Cap Value Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Lazard Small Cap Value Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management 25 Fund                      Subadvisor changed from Curian effective 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Bond Index Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Communications Sector Fund   Subadvisor changed from Curian effective 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Consumer Brands Sector Fund  Subadvisor changed from Curian effective 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Oil & Gas Sector Fund        Subadvisor changed from Curian effective 2/18/04.  Name changed from
                                                            JNL/Mellon Capital Mangement Energy Sector Fund on 5/2/05
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index  Subadvisor was Curian between 12/15/03 and 2/18/04 and JPMorgan prior
Fund                                                        to 12/15/03
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Financial Sector Fund        Subadvisor changed from Curian effective 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Global 15 Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management International Index Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management JNL 5 Fund                   Effective 10/4/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Healthcare Sector Fund       Subadvisor changed from Curian effective 2/18/04.  Name changed from
                                                            JNL/Mellon Capital Mangement Pharmaceutical/Healthcare Sector Fund on
                                     5/2/05
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund     Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital
                                                            Management prior to 12/15/03
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 500 Index Fund            Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital
                                                            Management prior to 12/15/03
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Select Small-Cap Fund        Subadvisor changed from Curian effective 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Small Cap Index Fund          Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital
                                                            Management prior to 12/15/03
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Technology Sector Fund       Subadvisor changed from Curian effective 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Dow SM Dividend               New fund effective 1/17/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Dowsm 10 Fund                Name changed effective 1/17/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management S&P(R) 10 Fund                 Name changed effective 1/17/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management VIP Fund                     Effective 10/4/2004
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Nasdaq(R) 15 Fund              Effective 10/4/2004
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Value Line(R) 25 Fund          Effective 10/4/2004
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Oppenheimer Global Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Oppenheimer Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Putnam Equity Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Putnam Midcap Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Putnam Value Equity Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P  Managed Growth Fund                                Prior to 10/4/04 named JNL/S&P Moderate Growth Fund I. On 10/4/04 merged with JNL/S&P Core Index 100 Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Managed Aggressive Growth Fund                      Prior to 10/4/04 named JNL/S&P Aggressive Growth Fund I. On 10/4/04 merged with JNL/S&P Equity Growth Fund I, JNL/S&P Equity Aggressive
                                                            Growth Fund I,  JNL/S&P Very Aggressive Growth Fund I, JNL/S&P Core
                                                            Index 50 Fund, and JNL/S&P Core Index 75 Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Managed Conservative Fund                           Effective 10/4/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Managed Moderate Fund                               Effective 10/4/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Managed Moderate Growth Fund                        Prior to 10/4/04 named JNL/S&P Conservative Growth Fund I
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Retirement Income                                   New fund effective 1/17/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Retirement 2015                                     New fund effective 1/17/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Retirement 2020                                     New fund effective 1/17/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Retirement 2025                                     New fund effective 1/17/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Salomon Brothers High Yield Bond Fund                   Effective 10/4/04. JNL/PPM America High Yield Bond Fund was merged into this on 10/4/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Salomon Brothers Strategic Bond Fund                    Formerly JNL/Salomon Brothers Global Bond Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Select Balanced Fund                                    Prior to 10/4/04 named JNL/PPM America Balanced Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Select Global Growth Fund                               Formerly JNL/Janus Global Equities Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Select Large Cap Growth Fund                            Formerly JNL/Janus Aggressive Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Select Money Market Fund                                Prior to 10/4/04 named JNL/PPM America Money Market Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Select Value Fund                                       Prior to 10/4/04 named PPM JNL/PPM America Value Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/T. Rowe Price Established Growth Fund                   JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05.
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/T. Rowe Price Value Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------

----------------------------------------------------------- ------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL GENERAL ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
Guaranteed Five Year Fixed
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
Guaranteed One Year Fixed
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
Guaranteed Seven Year Fixed
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
Guaranteed Three Year Fixed
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
S&P 500 Composite Stock Price Index - 9 Year Period         Only available prior to 10/4/04
----------------------------------------------------------- ------------------------------------------------------------------------

 -------------------------
 PRODUCT AVAILABILITY
 -------------------------
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 -------------------------
--------------------------

--------------------------
 -------------------------
 All but Focus
 -------------------------
 -------------------------
 All
 -------------------------
 -------------------------
 All but Focus
 -------------------------
 -------------------------
 All but Focus
 -------------------------
 -------------------------
 Perspective II
 -------------------------


SCHEDULE B-2 AMENDMENT NO. 5 - NY

                                AMENDMENT NO. 6
                                     TO THE

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                            EFFECTIVE JANUARY 1, 2003

                                     Between

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")
                               Purchase, New York

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

As of May 1, 2006, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to the withdrawal of one optional benefit for contracts issued after 4/30/2006, the addition of five new investment funds, and updated fund names. To effect these changes, the following provisions of this Agreement are hereby amended:

     *    Schedule  B-1,  CONTRACTS  SUBJECT  TO  THIS  REINSURANCE   AGREEMENT,
          Amendment #3, is hereby replaced by the attached Schedule B-1.

     * Schedule B-2, SUBACCOUNTS SUBJECT TO THE REINSURANCE AGREEMENT, Amendment #5, is hereby replaced by the attached Schedule B-2.







Jackson National Life Insurance Company     ACE Tempest Life Reinsurance Ltd.
of New York


By  LISA C. DRAKE                           By  HUAN TSENG
    -------------                               ----------

Name  Lisa C. Drake                         Name  Huan Tseng
      -------------                               ----------

Title  SVP & CHIEF ACTUARY                  Title  VP AND LIFE ACTUARY
       -------------------                         -------------------

Date  APRIL 28, 2006                        Date  APR. 19, 2006
      --------------                              -------------

                                  SCHEDULE B-1

             ANNUITY CONTRACTS Subject to this Reinsurance Agreement

PERSPECTIVE II

  o VA202-1 is an individual flexible Premium variable and fixed annuity. VA202-1 9/03 replaced VA202-1, effective 9/22/2003.
       VA250NY replaced VA202-1 9/03.
       VA250NY 05/04 replaced VA250NY effective 5/3/2004.
       VA220NY replaced VA250NY 05/04 effective 10/4/2004.
  o  This product has two Contract options:
         o  Separate Account Investment Division option; and
         o  Fixed Account Option.


A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    JNLNY Separate Account I is used for this Contract.

     o The Separate Account invests in shares of one of the corresponding Funds of the underlying fund of the JNL Series Trust, JNL Variable Fund LLC, and JNLNY Variable Fund I LLC (see Schedule B-2).

B) OPTIONAL BENEFITS


         FORM NUMBER       POLICY DESCRIPTION
         7340NY            Death Benefit Option (Highest Anniversary Value)
         7349NY            Additional Free Withdrawal 20% of Premium
         7349NY 04/03      Additional Free Withdrawal 20% of Premium
         7343NY            Shortened W/D Charge Period (5 year)
         7343NY 04/03      Shortened W/D Charge Period (5 year)
         7429NY            Shortened W/D Charge Period (3 year) - not available for contracts issued after 4/30/2006
         7346NY 05/04      Premium Credit (4%)
         7348NY            Premium Credit (2%)
         7348NY 08/03      Premium Credit (2%)
         7352NY            Premium Credit (3%)
         7352NY 08/03      Premium Credit (3%)
         7344NY 03/03      Guaranteed Minimum Income Benefit (6% Roll-up)
         7365NY 03/03      Guaranteed Minimum Income Benefit (6% Roll-up)
         7452NY            Guaranteed Minimum Income Benefit (5% Roll-up) - Effective 5/3/2004
         7470NY            Death Benefit Option (Highest Anniversary Value)

PERSPECTIVE FOCUS  (Available prior to 10/24/2003)

     o    VA260NY is an individual flexible Premium variable and fixed annuity
     o    This product has two Contract options:
     o    Separate Account Investment Division option; and
     o    Fixed Account Option

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

         This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
         JNLNY Separate Account I is used for this Contract.
         The Separate Account invests in shares of one of the corresponding Funds of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC, (see Schedule B-2).

B) OPTIONAL BENEFITS
         FORM NUMBER       POLICY DESCRIPTION
         7362NY            Death Benefit Option (MAV)
         7364NY            Premium Credit (2%)
         7365NY            Guaranteed Minimum Income Benefit (6% Roll-up)
         7381NY            Reduced Administration Charge Endorsement


JNL NY ACE 2003 TREATY SCHEDULE B-1 AMENDMENT # 6



                                                       SCHEDULE B-2

                                    Subaccounts Subject to this Reinsurance Agreement

----------------------------------------------------------- ------------------------------------------------------------------------
FUND NAME                                                   COMMENT
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/AIM Large Cap Growth Fund                               2/18/2004 merged with JNL/AIM Premier Equity II Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/AIM Real Estate Fund                                    New 5/2/05
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/AIM Small Cap Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Alger Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Eagle Core Equity Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Eagle SmallCap Equity Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/FMR Balanced Fund                                       Subadvisor changed from Janus on 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/FMR Mid-Cap Equity Fund                                 Subadvisor changed from Janus on 2/18/04. Name changed from JNL/FMR
                                                            Capital Growth Fund effective 5/1/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Franklin Templeton Small Cap Value Fund                 New 5/2/05
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Goldman Sachs Mid Cap Value Fund                        New 5/2/05
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/JPM International Equity Fund                           Named changed from JNL/Putnam International Equity Fund on 5/2/05
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/JPMorgan International Value Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Lazard Mid Cap Value Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Lazard Small Cap Value Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management 25 Fund                      Subadvisor changed from Curian effective 2/18/04. Effective 5/1/2006, the JNY version was merged into the JNL version.
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Bond Index Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Communications Sector Fund   Subadvisor changed from Curian effective 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Consumer Brands Sector Fund  Subadvisor changed from Curian effective 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Oil & Gas Sector Fund        Subadvisor changed from Curian effective 2/18/04.  Name changed from
                                                            JNL/Mellon Capital Mangement Energy Sector Fund on 5/2/05
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index  Subadvisor was Curian between 12/15/03 and 2/18/04 and JPMorgan prior
Fund                                                        to 12/15/03
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Financial Sector Fund        Subadvisor changed from Curian effective 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Global 15 Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management International Index Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management JNL 5 Fund                   Effective 10/4/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Healthcare Sector Fund       Subadvisor changed from Curian effective 2/18/04.  Name changed from
                                                            JNL/Mellon Capital Mangement Pharmaceutical/Healthcare Sector Fund on
                                                            5/2/05
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund     Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital
                                                            Management prior to 12/15/03
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 500 Index Fund            Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital
                                                            Management prior to 12/15/03
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Select Small-Cap Fund         Subadvisor changed from Curian effective 2/18/04. Effective 5/1/2006, the JNY version was merged into the JNL version.
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Small Cap Index Fund          Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital
                                                            Management prior to 12/15/03
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Technology Sector Fund       Subadvisor changed from Curian effective 2/18/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management Dow SM Dividend               New fund effective 1/17/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Dowsm 10 Fund                Name changed effective 1/17/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management S&P(R) 10 Fund               Name changed effective 1/17/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management VIP Fund                     Effective 10/4/2004
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Nasdaq(R) 15 Fund            Effective 10/4/2004
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/ Mellon Capital Management Value Line(R) 25 Fund        Effective 10/4/2004
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Oppenheimer Global Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Oppenheimer Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Putnam Equity Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Putnam Midcap Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Putnam Value Equity Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P  Managed Growth Fund                                Prior to 10/4/04 named JNL/S&P Moderate Growth Fund I. On 10/4/04 merged with JNL/S&P Core Index 100 Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Managed Aggressive Growth Fund                      Prior to 10/4/04 named JNL/S&P Aggressive Growth Fund I. On 10/4/04 merged with JNL/S&P Equity Growth Fund I, JNL/S&P Equity Aggressive
                                                            Growth Fund I,  JNL/S&P Very Aggressive Growth Fund I, JNL/S&P Core
                                                            Index 50 Fund, and JNL/S&P Core Index 75 Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Managed Conservative Fund                           Effective 10/4/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Managed Moderate Fund                               Effective 10/4/04
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Managed Moderate Growth Fund                        Prior to 10/4/04 named JNL/S&P Conservative Growth Fund I
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Retirement Income                                   New fund effective 1/17/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Retirement 2015                                     New fund effective 1/17/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Retirement 2020                                     New fund effective 1/17/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/S&P Retirement 2025                                     New fund effective 1/17/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Western High Yield Bond Fund                            Effective 10/4/04. JNL/PPM America High Yield Bond Fund was merged into this on 10/4/04. Name changed from JNL/Salomon Brothers High
                                                            Yield Bond Fund effective 5/1/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Western Strategic Bond Fund                             Formerly JNL/Salomon Brothers Global Bond Fund. Name changed from
                                                            JNL/Salomon Brothers Strategic Bond Fund effective 5/1/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Western U.S. Govt. & Quality Bond Fund                  Name changed from JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund effective 5/1/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Select Balanced Fund                                    Prior to 10/4/04 named JNL/PPM America Balanced Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Select Global Growth Fund                               Formerly JNL/Janus Global Equities Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Select Large Cap Growth Fund                            Formerly JNL/Janus Aggressive Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Select Money Market Fund                                Prior to 10/4/04 named JNL/PPM America Money Market Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Select Value Fund                                       Prior to 10/4/04 named PPM JNL/PPM America Value Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/T. Rowe Price Established Growth Fund                   JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05.
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/T. Rowe Price Value Fund
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Franklin Templeton Income Fund                          New fund effective 5/1/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Goldman Sachs Short Duration Bond Fund                  New fund effective 5/1/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Lazard Emerging Markets Fund                            New fund effective 5/1/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management S&P (R) 24 Fund               New fund effective 5/1/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
JNL/Mellon Capital Management JNL Optimized 5 Fund          New fund effective 5/1/2006
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------

----------------------------------------------------------- ------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL GENERAL ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
Guaranteed Five Year Fixed
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
Guaranteed One Year Fixed
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
Guaranteed Seven Year Fixed
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
Guaranteed Three Year Fixed
----------------------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------------------------
S&P 500 Composite Stock Price Index - 9 Year Period         Only available prior to 10/4/04
----------------------------------------------------------- ------------------------------------------------------------------------

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 All but Focus
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 Perspective II
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JNL NY ACE 2003 TREATY SCHEDULE B-2 AMENDMENT # 6